NATIONWIDE MUTUAL FUNDS
Nationwide Long/Short Equity Fund

Supplement dated October 9, 2018
to the Statement of Additional Information ("SAI") dated August 28, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the SAI is revised as follows:

1.
The third paragraph under the heading "Limitation of Fund Expenses" in the section entitled "Investment Advisory and Other Services" on page 42 of the SAI is deleted in its entirety and replaced with the following:

NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses to limit total annual fund operating expenses for all share classes of the Fund to 1.74% until at least December 31, 2019. The expense limitation excludes any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities; acquired fund fees and expenses; short sale dividend expenses; Rule 12b-1 fees; fees paid pursuant to an Administrative Services Plan; fees paid to JPMorgan Chase Bank, N.A. ("JPMorgan") (as the Trust's sub-administrator) related to the SEC's Financial Reporting Modernization and Liquidity Risk Management Program Rules (as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC dated July 1, 2018); other expenditures which are capitalized in accordance with generally accepted accounting principles; and expenses incurred by the Fund in connection with any merger or reorganization. The expense limitation also may exclude other nonroutine expenses not incurred in the ordinary course of the Fund's business.

2.
The information under the heading "Waiver of Class A Sales Charges" in the section entitled "Additional Information on Purchases and Sales" on page 54 of the SAI is deleted in its entirety and replaced with the following:

You may qualify for a waiver of the Class A sales charge if you own or are purchasing shares of a Fund. (If you are a customer of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") purchasing Class A shares of a Fund through a Merrill Lynch account or platform, see "Waiver of Class A Sales Charges for Fund Shares Purchased through Merrill Lynch" below for applicable waivers of Class A sales charges. If you are a customer of Morgan Stanley Smith Barney, LLC ("Morgan Stanley Wealth Management") purchasing Class A shares of a Fund through a Morgan Stanley Wealth Management transactional brokerage account, see "Waiver of Class A Sales Charges for Fund Shares Purchased through Morgan Stanley Wealth Management" below for applicable waivers of Class A sales charges.) To receive the sales charge waiver, you must inform the Trust, your financial advisor or your financial intermediary at the time of your purchase that you qualify for such a waiver. If you do not inform the Trust, your financial advisor or your financial intermediary that you are eligible for a sales charge waiver, you may not receive the waiver to which you are entitled. You may have to produce evidence that you qualify for a sales charge waiver before you will receive it. Due to the reduced marketing effort required by NFD, the sales charge applicable to Class A shares may be waived for sales of shares to:

(a)	current shareholders of a Nationwide Fund who, as of February 28, 2017, owned their shares directly with the Trust in an account for which NFD was identified as the broker-dealer of record;
(b)	investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge their customers a transaction fee;
(c)	owners of an account held directly with the Trust in which the previous broker-dealer of record had transferred such account to NFD;
(d)
employer-sponsored 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

(e)
owners of individual retirement accounts ("IRA") investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

(f)	Trustees and retired Trustees of the Trust (including its predecessor Trusts);
(g)
directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies;

(h)	directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives of any current subadviser to the Trust;
(i)
any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives of a broker-dealer having a dealer/selling agreement with the Distributor;

(j)	any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees; and
(k)	registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the amounts to be invested in a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE